UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

Healthwell Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40697	86-1911840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Green Bay Rd, #227

Winnetka, IL 60093

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 230-9162

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	HWELU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HWEL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock for $11.50 per share	HWELW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 6, 2023, Healthwell Acquisition Corp. I (“Healthwell”) and Starton Therapeutics, Inc. (“Starton”) issued a joint press release announcing that leadership of Healthwell and Starton will present at the Jefferies Healthcare Conference on June 8, 2023 at 11:00 a.m. ET (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information in this Item 7.01 of this Current Report and the Press Release being furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Press Release shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

In connection with the transactions contemplated by the business combination agreement, dated April 27, 2023 (as amended on May 15, 2023 and as many be further amended or supplemented from time to time, the “Business Combination Agreement,” and all of the transactions contemplated thereunder, the “Transaction”), by and among Healthwell, Starton, HWEL Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Healthwell (“Pubco”), and the other parties thereto, Pubco filed a registration statement on Form S-4 with the SEC on May 15, 2023 (as may be amended or supplemented from time to time, the “Registration Statement”), which includes a preliminary proxy statement and a prospectus in connection with the Transaction. STOCKHOLDERS OF HEALTHWELL ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE TRANSACTION. When available, the definitive proxy statement and other relevant documents will be mailed to the stockholders of Healthwell as of a record date to be established for voting on the Transaction. Stockholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Healthwell’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Healthwell Acquisition Corp. I, 1001 Green Bay Rd, #227 Winnetka, IL 60093; e-mail: healthwell.management@healthwellspac.com.

Forward-Looking Statements

This Current Report contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Starton and the Transaction and the future held by the respective management teams of Healthwell or Starton, the anticipated benefits and the anticipated timing of the Transaction, future financial condition and performance of Starton and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, financing transactions, if any, related to the Transaction, the level of redemptions of Healthwell’s public stockholders and the products and markets and expected future performance and market opportunities of Starton. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Healthwell’s securities; (ii) the risk that the Transaction may not be completed by Healthwell’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Healthwell; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including, among others, the condition that Healthwell has cash or cash equivalents of at least $15 million, and the requirement that the Business Combination Agreement and the transactions contemplated thereby be approved by the stockholders of each of Healthwell and Starton; (iv) the failure to obtain any applicable regulatory approvals required to consummate the Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Transaction on Starton’s business relationships, operating results, and business generally; (vii) risks that the Transaction disrupts current plans and operations of Starton; (viii) the risk that Pubco may not be able to raise funds in a PIPE financing or may not be able to raise as much as anticipated; (ix) the outcome of any legal proceedings that may be instituted against Starton or Healthwell related to the Business Combination Agreement or the Transaction; (x) the ability to maintain the listing of Healthwell’s securities on a national securities exchange or failure of Pubco to meet initial listing standards in connection with the consummation of the Transaction; (xi) uncertainty regarding outcomes of Starton’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidates; (xii) risks associated with Starton’s efforts to commercialize a product candidate; (xiii) Starton’s ability to negotiate and enter into definitive agreements for supply, sales, marketing, and/or distribution on favorable terms, if at all; (xiv) the impact of competing product candidates on Starton’s business; (xv) intellectual property-related claims; and (xvi) Starton’s ability to attract and retain qualified personnel; and (xvii) Starton’s ability to continue to source the raw materials for its product candidates.

The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Healthwell’s initial public offering (the “IPO”) prospectus filed with the SEC on August 4, 2021, Healthwell’s Annual Report on Form 10-K filed for the year ended December 31, 2022 filed with the SEC on March 3, 2023 and subsequent periodic reports filed by Healthwell with the SEC, the Registration Statement and other documents filed or to be filed by Healthwell and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither Starton, Healthwell nor Pubco assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Starton, Healthwell nor Pubco gives any assurance that either Starton or Healthwell, or the combined company, will achieve its expectations.

Information Sources; No Representations

The communication furnished herewith has been prepared for use by Healthwell and Starton in connection with the Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Healthwell derived entirely from Healthwell and all information relating to the business, past performance, results of operations and financial condition of Starton derived entirely from Starton. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law in no circumstances will Healthwell, Starton or Pubco, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Starton has been derived, directly or indirectly, exclusively from Starton and has not been independently verified by Healthwell. Neither the independent auditors of Healthwell nor the independent auditors of or Starton audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

Prior Disclosures

Starton is aware that its CEO appeared on the television program “Unicorn Hunters” on June 7, 2021. During that appearance, the CEO made a number of representations as to Starton’s approach to reformulating drug products to improve efficacy, tolerability and patients’ quality of life. As part of these representations, the CEO raised the specific example of Starton’s investigational reformulation of Revlimid™. While Starton believes in the value of its product, it understands that any clinical superiority claims cannot be made absent specific findings from rigorous clinical studies which Starton has not undertaken. The CEO’s comments on the television program were not intended to suggest Starton has conducted such studies; Starton does not have data to support these specific representations and disclaims any representations or purported representations by its CEO which either stated or implied the contrary.

Trademarks and Tradenames

This communication includes trademarks of Starton, which are protected under applicable intellectual property laws and are the property of Starton or its subsidiaries. This communication also includes other trademarks, trade names and service marks that are the property of their respective owners. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Participants in the Solicitation

Healthwell, Starton, Pubco and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Healthwell’s stockholders in connection with the Transaction. Healthwell’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Healthwell executive officers and directors in the solicitation by reading Healthwell’s final prospectus filed with the SEC on August 4, 2021 in connection with the IPO, Healthwell’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 3, 2023 and Healthwell’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Transaction, which may, in some cases, be different from those of stockholders generally, are set forth in the Registration Statement relating to the Transaction. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2023	Healthwell Acquisition Corp. I

	By:	/s/ Alyssa Rapp
		Name:	Alyssa Rapp
		Title:	Chief Executive Officer